© Exa Corporation Confidential Investor Presentation July 2013 Exhibit 99.1

Safe Harbor Statement
© Exa Corporation Confidential

Today’s presentation includes forward-looking statements intended to qualify for the
Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995.These forward-looking statements, including statements regarding our financial expectations, demand for our solutions and growth in our markets, are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those suggested by our forward-looking statements.  These factors include, but are not limited to, the risk factors described in our Annual Report on Form 10-K for the year ended January 31, 2013, as filed with the SEC on April 9,
2013. Forward-looking information in this presentation represents our outlook as of today, and we do not undertake any obligation to update these forward-looking statements.
During today's presentation we may refer to our Adjusted EBITDA. This is a non-
GAAP financial measure that has been adjusted for certain non-cash and other items, and that is not computed in accordance with generally accepted accounting principles. The GAAP measure most comparable to Adjusted EBITDA is our net income (loss). A reconciliation of our historical Adjusted EBITDA to our net income
(loss) is included in our Form 10-K filed with the SEC.
.

Company Overview
Leading Provider of Software that Enables
Simulation-Driven Product Design
Vehicle
Manufacturers
as Customers
90+
14 of the top 15 passenger
vehicle manufacturers
240+
Years of
Revenue Growth
10+
EBITDA positive past 3 years
Highly recurring and visible
business model
Employees
Global
Offices
10
HQ in Burlington, MA
Detroit, Japan, Germany,
Korea, France, China

© Exa Corporation Confidential
Aerodynamics        Thermal        Acoustics

© Exa Corporation Confidential

Highly-Visible, Consumption-based
Licensing Model
Proprietary, Market Leading Technology
Growing Multi-billion Dollar Market
Opportunity in Transportation Alone
Tangible, Immediate Value Proposition
Experienced Management Team
Top-tier Global Customers
Key Investment Highlights

Transportation Market Requirements
© Exa Corporation. All rights reserved.

Aerodynamics
Aerodynamics
Faster Turnaround
Faster Turnaround
Time
Time
Weight Reduction
Weight Reduction
Fewer Prototypes
Fewer Prototypes
Increased
Increased
Automation
Automation
New Powertrains
New Powertrains
Efficiency2
Simulation-based
Simulation-based
Design
Design
Source: EPA
(1) The United States passenger car and light truck CAFE standard continues to rise to 56.2 MPG by 2025
(1)
0
10
20
30
40
50
60
1975 1985 1995 2005 2015 2025
U.S. CAFE

Driver & Frt Passenger
Rear Occupant
Cargo
Powertrain
Front doors
Rear doors
Design,
Redesign
Build/Rebuild
Physical
Prototype
Months
Test in
Windtunnel,
Analyze
Results

Traditional Development Process
© Exa Corporation. All rights reserved.

Expensive ($bn),
Expensive ($bn),
cumbersome
cumbersome
& time-consuming
& time-consuming
Brute-force
Brute-force
approach
approach

Prepare/
Modify
CAD Data
Run
PowerFLOW
Simulation,
Analyze
Results

Exa

Exa‘s Vehicle Development Process © Exa Corporation. All rights reserved. 7 Days Geometric Complexity Accurate Results Proprietary Algorithms

LAND ROVER
JAGUAR
RENAULT
TOYOTA
Ford
NISSAN
BMW
GM
BENTLEY
MINI
PORSCHE
DAIHATSU
HONDA
TESLA MOTORS
KIA
PSA PEUGEOT CITROËN
MITSUBISHI MOTORS
SAIC
CHRYSLER

CAT
Peterbilt
SCANIA
VOLVO
AGCO
KW
KOBELCO
LIEBHERR
YANMAR
JMC
MAN
ISUZU
AM General
MOBILITY SOLUTIONS FOR THE 21ST CENTURY
MANITOU

DENSO
YOKOHAMA
MAGNA
Cummins
ALSTOM
Kawasaki
Let the good times roll.
Valeo
SUMITOMO

EMBRAER
Gulfstream
A GENERAL DYNAMICS COMPANY
GOODRICH
JAXA
NASA
LIEBHERR
Messier-Dowty
snecma group

Exa

Global Customer Base © Exa Corporation Confidential 8 Passenger Vehicle Truck & Off-Highway Supplier/Other Aerospace

How JLR Uses Exa’s PowerFLOW
The Problem
Reduce joint fleet CO2 to meet global
emissions target by 2020+
Portfolio Diversification
Reduce cost of  prototypes
Enable digital sign-off

© Exa Corporation Confidential
The Results
Thermal Mgmt & Aerodynamic prototypes
eliminated prior to production tooling release
Further elimination opportunities for
Aeroacoustics & water mgmt in development

Customer Case Studies

© Exa Corporation. All rights reserved.
The Problem
Demand for more fuel efficient trucks
Top buying requirement
The Results
24% reduction in aerodynamic drag
12%  improvement in fuel economy
~$5,600  annual fuel savings per vehicle

New Customers
Projects
New Subscriptions
Renewal Subscriptions

Customer Engagement Model
© Exa Corporation Confidential

Annual
Annual
Renewals
Renewals
Deeper
Deeper
Deployment
Deployment
Upgrades
Upgrades
New
New
Applications
Applications
Capacity-Based Licensing
Capacity-Based Licensing
OnDemand
OnDemand
or On Premise
or On Premise

PowerFLOW Product Suite
(Consumption-based License)

© Exa Corporation Confidential
Simulation Preparation
(User-based License)
Simulation
Simulation Analysis
(User-based License)
PowerDELTA
®
Import, sort and organize CAD model
Apply parametric mesh features
Generate surface meshes & check quality
PowerFLOW
®
Automatic fluid discretization
Automatic multi-processor
parallelized simulation
~80% of license revenue
PowerINSIGHT
™
Streamline & automate the
results generation,
analysis, and reporting process
PowerCASE
™
Set up simulation case parameters
& boundary conditions
PowerCLAY
®
Morph mesh real-time
for rapid design iteration
& optimization
PowerTHERM
®
Fully-coupled 3D
conduction
& radiation solver
PowerCOOL
®
Fully-coupled
cooling system
model
PowerACOUSTICS
®
Analyze and predict acoustic noise
transmission to the interior
PowerVIZ
®
Analyze results and flow structures
with interactive 3D data
visualization, movies, & graphs
Design Iterations

© Exa Corporation Confidential 13 Highest Degree of Simulation Accuracy Deep Domain Expertise Faster Turnaround Time Return on Investment Differentiated Go-to-market Strategy Why We Win

Growth Strategy
© Exa Corporation Confidential

• Migrating from
physical to digital-
based approaches
Penetrate New
Geographies
Enable
Additional
Applications &
Solutions
Add New
Customers in
Ground
Transportation
Explore New
Verticals
Deepen Existing
Customer Base
Selectively
Pursue
Acquisitions
• Identify new
applications to
address customer
needs
• Significantly
underpenetrated
• Adjacent markets
• Expanding
presence in BRIC
• Core technology is
extendable to
Aerospace, Oil &
Gas and Power
Generation
among others
• Complementary
businesses &
technologies

Key Financial Highlights © Exa Corporation Confidential 15 Strong, Consistent Revenue Growth Recurring & Predictable Business Model Profitable & Cash Flow Positive Attractive Long-term Model

Consistent Revenue Growth
© Exa Corporation Confidential

Note: We changed from a December 31 calendar year-end to a January 31st fiscal year-end at the end of December 2006.
8.0
12.8
16.3
20.3
28.0
34.1
35.6
37.9
45.9
48.9
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Revenue ($M)

7.2
5.0
4.8
4.9
(5.5)
2009
2010
2011
2012
2013

14.0%
15.6%
12.5%
10.0%
-16.2%
2009
2010
2011
2012
2013

History of Profitability

© Exa Corporation Confidential
Adjusted EBITDA Margin
Adjusted EBITDA ($M)
FYE Jan 31
FYE Jan 31
Note: Please see Appendix for detailed definition and reconciliation of Adjusted EBITDA to the comparable GAAP financial measure of net income (loss).  We define EBITDA as net income (loss), excluding depreciation and amortization, interest expense, other income (expense), foreign exchange gain (loss) and provision for income taxes. We define Adjusted EBITDA as EBITDA, excluding non-cash share-based compensation expense.

61%
18%
5%
16%
100%
New & Renewal Licenses at Beginning of Year
Renewals
New Licenses
Projects
Total FY13 Revenue

60%+ of our annual revenue was
attributable to contracts in place at
the beginning of the fiscal year
Annual consumption-based licenses
Increased consumption of simulation
capacity drives growth
Delivered on-premise or on-demand
Ratable revenue recognition
Project revenue is primarily derived
from simulation capacity

© Exa Corporation Confidential
Highly Recurring & Predictable Model
Note: We compute our license revenue renewal rate for any fiscal year by identifying the customers from whom we derived license revenue in the prior fiscal year and dividing the dollar amount of license revenue that we receive in the current fiscal year from those customers by the dollar amount of license revenue we received from them in the prior fiscal year.
Revenue Visibility
FY13

Revenue by Geography

Other
4%
Korea
9%
United States
23%
Japan
21%
Germany
16%
Sweden
4%
United
Kingdom
8%
France
15%

Exa

© Exa Corporation Confidential 19 Revenue Mix Note: Data as of FY 2013

Managing business with focus on revenue growth combined with steady improvement in Adjusted EBITDA margin
Continue to invest in Sales team to deepen existing customer penetration and add new customers
Improve margins due to operating leverage, especially in R&D and G&A
Targeting long-term adjusted EBITDA margin in low to mid 20% range

© Exa Corporation. All rights reserved.
Target Model

Appendix © Exa Corporation Confidential

© Exa Corporation Confidential

*See Appendix
Key Financial Metrics
FY11 FY12 FY13 1Q14
Revenue
License $30.6 $38.8 $41.2 $10.7
Project 7.3 7.2 7.7 1.8
Total Revenue $37.9 $45.9 $48.9 $12.5
Revenue Growth 6% 21% 6% 11%
Operating Expenses
Cost of Revenues 9.9 12.1 14.2 3.7
Sales & Marketing 6.1 6.2 7.1 2.1
Research & Development 12.8 14.5 16.7 4.4
General & Administrative 6.0 8.1 9.0 2.8
Non -GAAP Operating Income* $3.4 $5.7 $3.3 ($0.1)
Adj. EBITDA* $4.8 $7.2 $4.9 $0.3

Note: To supplement our consolidated financial statements, which are presented on a GAAP basis, we disclose Non-GAAP Operating Income and Adjusted EBITDA, non-GAAP
The GAAP measures most comparable to Non-GAAP Operating Income and Adjusted EBITDA are GAAP income from operations and GAAP net income (loss), respectively.
Reconciliations of these non-GAAP financial measures to the corresponding GAAP measures are included above.
We define non-GAAP operating income as GAAP operating income excluding non-cash, stock-based compensation expense and amortization of acquired intangible assets.  We define  EBITDA as net income (loss), excluding depreciation and amortization, interest expense, and other income (expense), foreign exchange gain (loss) and provision for income taxes. We define Adjusted EBITDA as EBITDA, excluding non-cash share-based compensation expense.
Adjusted EBITDA and Non-GAAP Operating Income
– Definitions and Reconciliations

© Exa Corporation. All rights reserved.
Non-GAAP Operating Income
April 30, July 31, October 31, January 31, April 30,
(In thousands)
2011 2012 2013 2012 2012 2012 2013 2013
Operating (loss) income 3,116 $         5,035 $         1,960 $         373 $            887 $               891 $             (191) $          (457) $
     Add back:
Stock based compensation expense 281 636 924 241 234 235 214 245
Amortization of acquired intangible assets 0 65 383 97 97 98 91 88
Non-GAAP operating income 3,397 $         5,736 $         3,267 $         711 $            1,218 $           1,224 $         114 $            (124) $
Year Ended January 31,
Three Months Ended
Adjusted EBITDA Reconciliation
April 30, July 31, October 31, January 31, April 30,
(In thousands)
2011 2012 2013 2012 2012 2012 2012 2013
Net (loss) Income 691 $            14,138 $       763 $            62 $                882 $               159 $             (340) $          (541) $
Depreciation and amortization 1,356 1,502 2,009 409 423 489 688 496
Interest expense, net 1,411 1,284 1,631 412 409 402 408 377
Other (income) expense (10) 213 (529) (66) (445) (2) (16) (2)
Foreign exchange loss (gain) 198 106 (17) 0 (326) 115 194 (37)
Provision for income tax 826 (10,706) 112 (35) 367 217 (437) (254)
EBITDA 4,472 6,537 3,969 782 1,310 1,380 497 39
281 636 924 241 234 235 214 245
Adjusted EBITDA 4,753 $         7,173 $         4,893 $         1,023 $         1,544 $           1,615 $         711 $            284 $
Year Ended January 31,
Non-cash, share based
compensation expense
Three Months Ended
measures that exclude certain amounts. These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States.

duct & fan noise
cabin comfort
defrost & demist*
HVAC unit & dist. sys.
drive cycle simulation
key-off soak
intake port simulation
brake cooling
thermal protection
cooling airflow
electronics/ batt. cooling
drivetrain cooling
exhaust systems*
cooling jacket*
engine block*
aero efficiency
handling
driving dynamics*
panel deformation
soiling/water management
greenhouse wind noise
underbody wind noise
gap/seal noise
mirror & whistle noise
sunroof & window noise
community noise
cooling fan noise

Exa

Ground Transportation Applications © Exa Corporation Confidential 24